Exhibit 99.1

Symbol:RCRT recruiter.com 1 Recruiter.com Group Inc. Planet’s Largest Recruiter Platform Symbol:RCRT

Symbol:RCRT DISCLAIMER 2 CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS During the course of this presentation, we may make statements which are considered ‘‘forward - looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding our expected future performance, the expected scope and timing of cooperation and integration with strategic partners, the expected launch of our Recruiter Direct (SaaS) product, and our future growth and liquidity . Forward - looking statements may be identified by such words as “believe,” “estimate,” “anticipate,” “expect,” “plan,” “intend,” “may,” “could,” “might,” “will,” “should,” “approximately,” “potential” or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward - looking statements contain these words . Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements . We have based the forward - looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . Important factors that could cause actual results to differ from those in the forward - looking statements include continued demand for professional hiring the impact of the Covid - 19 pandemic upon recruiter and upon the U . S . and global economies, the condition of the equity markets in general and for microcap companies in particular, a slower than anticipated growth in the U . S . market for technology - enabled recruitment services, failure of our software platform to function as anticipated, including where integration with strategic partners’ platforms is required, our failure to integrate any potential future acquisitions, and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10 - K for the year ended March 31 , 2019 . Any forward - looking statement made by us herein speaks only as of the date on which it is made . We undertake no obligation to publicly update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law .

Symbol:RCRT 3 With over 25,000 recruiters, Recruiter.com is the largest recruiting platform. Disrupting the recruiting and staffing industry by aggregating the small and independent recruiters under a common platform, giving them access to large enterprise customers and advanced technologies. Creating through the marriage of recruitment, video first screening and artificial intelligence to deliver the most efficient recruiting network in the world. With millions of people to be contracted and hired in the near term, our goal is to provide the most efficient platform ever to get the US economy working. Candidate - matching technology Sourcing Social outreach We assemble a team of specialized recruiters who focus on your open roles Qualified, engaged candidates Screen interviews on your schedule Our internal team of recruiting experts ensures only fully vetted, qualified candidates enter your pipeline You hire the perfect candidate!

Symbol:RCRT A Large Industry Ready for Disruption 4 Traditional Staffing Firms Job Boards A NATION OF INDEPENDENT RECRUITERS *Report by Statistica 2018 | Staffing Industry Analysts peg at 148.1B ** Staffing Industry Analysts US Staffing Industry Forecast for 2018 $148 Billion Market (14B Direct Hire) Staffing and Recruiting Marketplace Platform

Symbol:RCRT Marketplace Platforms Prove Successful 5 Independent graphic designers and creative consultants Small and independent real estate agents Real Estate Agent Software and Advertising Platform Disrupting traditional marketing agencies Disrupting traditional real estate agencies Disrupting traditional real estate $1.25B Market Cap (12/2/19); Raised $132.27M $6B Valuation (Jul’19); Raised: $1.48B $9.5B Valuation (7x revenues)

The US Economy - A Sharp Hiring Rebound

THE WALL STREET JOURNAL. WSJ

April 20, 2020

"Employers expect their initial cutbacks to be temporary, a change from downturns in the 1990s and 2000s, which tended to involve permanent layoffs."

"The job market could rebound more quickly than in previous downturns if businesses can reopen and bring workers back into their old jobs."

"Authorities in a few states require employers to declare whether a layoff is permanent or temporary...In California, for example, just 7% of the 122,700 layoffs in March and April so far were deemed permanent."

"Among those hiring now pharmacies, online vendors, supermarkets and delivery services—there is an urgent need for labor, particularly temporary workers."

"When companies face uncertainty, they lean more toward nimble workers."

Sara Sutton, CEO at FlexJobs

Recruiter.com Group Inc. Symbol:RCRT 6

Symbol:RCRT Building the World’s Largest Recruiting Platform 7 Recruiter By Industry Recruiter By Specialty

Recruiter® at Work

Placed 20+ employees in various functions with a nationally expanding energy company.





Hired 100s of credentialed truckers for an insourcing oil field services company.

Augmented a mid-sized staffing company's ability to deliver over 100 hires





Ramped up to 50+ customer support reps in less than 12 weeks.

Embedded team placed 200+ new hires with leading beverage distributor.





Rapidly delivered 2 specialized engineers for a multi-discipline design firm.

Recruiter®

Symbol:RCRT

Symbol:RCRT 9 The Recruiter.com platform streams in open jobs from integrated employer systems and matches those jobs to AI sourced candidates and targeted recruiters. Recruiters earn money by sending candidates to jobs with their unique profile links. Recruiter Software Interface Symbol:RCRT

Symbol:RCRT 10 Recruiter is building the largest library of video first interviews in the world and using AI to analyze and build candidate data profiles, increasing the speed of screening and improving stickiness. Est. Delivery Fall 2020. Our Future - Advancing Video First Candidate Screening

Symbol:RCRT How The Recruiter.com Platform Works 11

Symbol:RCRT 12 How AI and Video Will Change Recruiting Tomorrow An AI and Video Platform trained by 25k+ small and independent recruiters to match, screen, engage and hire talent. Yesterday Thousands of small and independent recruiters finding, engaging and hiring talent. Today Thousands of small and independent recruiters leveraging a common platform that uses AI to match, engage and hire talent. 10x better than Yesterday 10x better than Today

Management Team



Evan Sohn
Executive Chairman

25+ years experience at Fortune 500 and startup environments; multiple exits and history of rapidly growing businesses. Founder of the Sohn Conference Foundation.



Judy Krandel*
CFO

Accomplished board member, CFO and investor with an extensive background in portfolio management, equity investments, capital markets, executive leadership, and business development.



Miles Jennings
Founder, CEO

15+ years of experience within recruitment technology industry, including Indeed.com and Adecco Group.



Rick Roberts
President, Recruiting

20+ years of achievement leading sales and operations within the recruiting industry.



Ashley Saddul
Founder, CTO

Seasoned entrepreneur & technologist with 20+ years of experience at Internet startups and mission-critical banking applications.

*Effective upon filing form 10-Q for the quarter ending March 31, 2020

Independent Board Members

Tim O'Rourke
COO Icon Information Consultants, LP

Wallace Ruiz
CFO Inuvo (NYSE: INUV)

Douglas Roth
Managing Director, Investments CT Innovations

Advisory Group

David Perla
Former Senior Exec, Monster.com

Noam Ohring
Head of Executive Recruiting, Bridgewater Capital

Jay Goldberg
CEO, Sellers Choice Digital Marketing

Deborah Leff
CTO for Data Science and AI at IBM

Recruiter

Symbol:RCRT

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Symbol:RCRT 14 Recruiter.com Group Inc. Flexible Recruiting Solutions That Scale From Small Businesses to Large Enterprises Symbol:RCRT Direct Hire Success - based professional recruiting for full - time roles. For when: You want to use a contingent search recruiter. What we offer: Hiring needs assessment: We work with you to understand your requirements and corporate culture, mission, vision, and values. Sourcing and screening: Our independent recruiters and AI - powered matchlists surface qualified candidates, and our internal recruiting experts vet them to ensure you only see the best fits. Guaranteed results: Get a solid guarantee on the success of all hires you make with Recruiter.com. Contingent Programs Professional recruiting for consulting and contract engagements. For when: You want to engage a contract or temporary workforce. What we offer: Centralized account management: Manage all relationships with your recruitment suppliers through our portal. ATS, MSP, and VMS integrations: The Recruiter.com Job Market Platform integrates with your existing staffing technology infrastructure for seamless recruitment management. Scale your team: Augment your projects with the right hourly talent, sourced by our network and AI matching technology. Recruiters On Demand Expand your recruiting team without hiring a full - time recruiter. For when: You need to scale your recruiting team without hiring more staff. What we offer: Placement of recruiter: Connect with a recruiter who has the skills — and our AI matchlists — to meet your specific hiring needs. Scalable solution: Pick anything from one recruiter to a whole team and scale up or down as needed. From initial sourcing to full recruitment life cycle management, you set the level of involvement. Ongoing management: We stay in touch with you and the recruiter to track and share reporting and metrics.

Recruiter.com Platform Pricing and Subscriptions

	Direct Hire	Contingent Programs	Recruiters On Demand	Recruiter Subscriptions
	Success-based professional recruiting for full-time roles	Placement of freelance contractors and consultants	Expand your recruiting team without hiring a full-time recruiter	Upgraded access to AI and Video tools, early access to opportunities, highlighted profiles
For Recruiter.com	~15%-20% of the first years salary	typically $2,000-$10,000 (negotiated fixed per hire for >25 hires)	$500-$2,000 per week ranging on services required and subscription duration	$49/ month basic and $199 for Elite
For the Recruiter	50%	~$250 monthly residual per successful placement	65% of the fees (Recruiter Pro is 70%)	Recruiter Pro is 60%

Recruiter
Symbol:RCRT
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Recruiter.com Platform Subscription Fees for Recruiters

	Basic Member	Pro*	Elite*
Fee	***Free***	***$49/month***	***$199/month***
Targeted Recruiter	*For recruiters to build their brand and earn money on placements*	*For recruiters to manage their own jobs, source candidates, and increase their knowledge.*	*For recruiters to partner with Recruiter.com to build their own recruiting business*
Profile	• Create your Recruiter Profile • Get Features in the Recruiter Directory	• Highlight your Recruiter Profile • Featured Listing in Recruiter On Demand opportunities	
Job Market Platform	• Open Access	• Manage Multiple User Accounts • Manage and Track your own Jobs • Share Jobs with other Recruiters	• Manage Multiple User Accounts • Manage and Track your own Jobs • Share Jobs with other Recruiters
Recruiter On-Demand	• Participate in Recruiters on Demand recruiting assignments	• Highlighted profiles for On Demand assignments (higher ranking)	• First access to On Demand assignments (highest ranking)
Recruiter Teams	• Join Dedicated Recruiter Teams for Clients	• First access to Recruiter Teams for Clients	• First access to Recruiter Teams for Clients
Revenue Opportunities	• 50% on direct placements • 65% on Recruiter On Demand	• 60% on direct placements • 70% on Recruiter On Demand • 15% referral fee	• 60% on direct placements • 70% on Recruiter On Demand • 20% referral fee
Recruiter Rewards	• Earn Recruiter Rewards Points	• Earn 2X Recruiter Reward Points	• Earn 2X Recruiter Reward Points
Artificial Intelligence Access	• Receive AI Matched Candidates to Jobs	• Additional AI Matched Candidates to Jobs	• Additional AI Matched Candidates to Jobs
Recruiter Backoffice			• Backoffice Contracting Services Support • Recruiting Invoice Funding • Exclusive Discount on Recruiter CRM
Other features included	• Digital Recruiter Magazine	• Digital Recruiter Magazine • Access the Recruiter Certification Training Program	• Digital Recruiter Magazine • Access the Recruiter Certification Training Program • Featured biography in the Recruiter Magazine

** Anticipated Q3 2020*

Recruiter

Symbol:RCRT

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Momentum Timeline

Q1'2019

Close Transaction

Define 2019 objectives of:

-> Path for scalability

-> Path to profitability

-> Path to Liquidity

Q2'2019

Launch Recruiter

Rename/change symbol

Uplist to OTCQB venture

Complete Audit

Identify gaps to achieve 200 jobs per month

Initiate marketing campaigns

10k recruiters

Q3'2019

Build Pipeline

Integrate AI matching tools

Partnership with SAP to drive sales

Reduce monthly burn through optimization

Reverse and OTCQX uplist

Build initial sales machine

12k recruiters

Q4'2019

Plan to Scale

Test Recruiters On Demand offering

Sign 2-3 additional marquee enterprises

"REPP" Recruiters leveraging the platform for existing business

Reduce operating expenses in preparation for expansion

20k recruiters

Q1'2020

Scale

Launch Recruiters On Demand

Full AI integration

20k recruiters

Q2'2020

Verticalize

Recruiter Vertical communities

Complete ADP integration

Launch Subscription Service

25k recruiters

Recruiter

Symbol:RCRT

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Symbol:RCRT Key Sales Channel Partnerships 18 Background • 100,000+ Enterprise Customers • Full solution for hiring employees and contractors • SAP Fieldglass a preferred choice for large enterprises Value to Recruiter.com • Named as Digital Platform Partner • Complete seamless integration with SAP • Joint commercial alignment • PR Announcement and joint webinars planned • SAP reps selling Recruiter services Background • 700,000+ employer customers • Full solution for payrolling and hiring of employees and contractors • Early integration with <=3,000 employee companies Value to Recruiter.com • Joint marketing and commercial alignment with PR • Integration to push jobs to Recruiter.com platform slated for completion in Q4 • Massive network of employers to co - market to Symbol:RCRT

Symbol:RCRT Leveraging Partners to Drive More Value to Recruiter.com 19 CHANNEL AND REFERRAL PARTNERS VMS / MSP PARTNERS TECHNOLOGY & INTEGRATION PARTNERS

Symbol:RCRT Recruiter.com - Internet Metrics 20 #1 in "recruiter” #1 in “recruiting training” #2 in “recruiting” #2 in "video interviewing platform” #4 in “talent acquisition” 1.5M 200K Pageviews / mo Email Network With 819,165 Members, The Recruiter.com Network is the 4th Largest Group out of 1,785,158 Groups on LinkedIn. $6.24M / month Estimated Monthly SEO Click Value

Symbol:RCRT 21 21 21 Potential Growth For Our Future – The Vision Driven by.. Enterprise Steady (organic) growth, onboarding and delivering for Coke and others, verticalizing (healthcare and financial services) and strategic acquisitions. Leveraging AI and Video screening to rapidly fill large volume opportunities. Recruiters On Demand 500+ recruiters placed on Demand at $6k/month through organic growth, capitalizing on our web traffic and partnerships with job boards. Assisting businesses of all sizes “rehire”. SaaS Subscriptions 7.5k recruiters (out of 50k) paying $49/month Symbol:RCRT

Investor Highlights

Rapidly Growing Recruiter Users (>25K)



Independent Recruiters on the Platform
24,750
24,500
24,250
24,000
23,750
23,500
Nov '19
Dec '19
Jan '20
Feb '20
Mar '20
Total Recruiters

The Brand and Organic Traffic

We achieved top search positions for our brand by developing our platform with an advanced SEO framework, exclusive content, and quality referral partners. Recruiter.com now receives web traffic worth over $75M per year - $6.25M a month - with no advertising spend.

Scalable Software Platform

Software platform built with millions of dollars in development. Creating through the marriage of recruitment, video first screening and artificial intelligence to deliver the most efficient recruiting network in the world.

The Time Is Now for Recruiter.com

Building on First Year Success

2019 was a transformational year for Recruiter.com - from signing Coca Cola and other Fortune 500 companies, to delivering 85 candidates to a mortgage company within 3 days or ramping a call center to 50 support personnel within 3 months - the Platform is ready to scale.

Millions to be Hired in the Nearterm

With Covid-19 there is an immediate demand as millions from the 33M unemployed workforce will be hired or contracted with a massive demand for temporary (gig) workers. The 2019 recruiting and staffing industry was a $148B existing market.

Accelerating Gig Economy

Recruiter.com will benefit as 298,062 employment industry staffers shift to the gig economy. By 2027, more than 50% more of the US workforce will participate in the gig economy, with Covid-19 further accelerating the trend.

Recruiter

Symbol:RCRT

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Symbol:RCRT 23 Recruiter.com Group Inc. Contact: Evan Sohn Executive Chairman evan@recruiter.com 201 - 412 - 5501 Symbol:RCRT